UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 1, 2018
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2018, Cellectar Biosciences, Inc. (the “Company”) appointed Brian Posner as Vice President and Chief Financial Officer.

Mr. Posner, age 56, has more than 30 years of diversified management experience, at both public and private companies. Most recently, he served as Chief Financial Officer, Treasurer and Secretary of Alliqua BioMedical, Inc., a regenerative technologies company, from September 2013 to March 2018. Prior to that, he served as Chief Financial Officer of Ocean Power Technologies, Inc., a publicly-traded renewable energy company specializing in wave power technology, from June 2010 to August 2013, and Chief Financial Officer of Power Medical Interventions, Inc., a publicly-traded medical device company, from January 2009 until its sale to Covidien Plc in September 2009. From June 1999 to December 2008, Mr. Posner served in a series of positions of increasing responsibility with Pharmacopeia, Inc., a clinical development stage biopharmaceutical company, culminating in his service as Executive Vice President and Chief Financial Officer from May 2006 to December 2008. Mr. Posner also worked at Phytomedics, Inc., and as Regional Chief Financial Officer of Omnicare, Inc. Mr. Posner earned an MBA in Managerial Accounting from Pace University’s Lubin School of Business and a BA in Accounting from Queens College.

In connection with the appointment of Mr. Posner to the position of Chief Financial Officer, the Company entered into an offer letter agreement with Mr. Posner (the "Offer Letter") on April 1, 2018. The Offer Letter provides that Mr. Posner will be an employee "at will" and includes his expected compensation package. Pursuant to the Offer Letter, Mr. Posner will receive an annual base salary of $300,000 and a targeted annual bonus of 30 percent of base salary, and will be granted, as an inducement award, an option to purchase 80,000 shares of the Company’s common stock, vesting annually over three years. In the event of a dismissal without cause or upon a constructive dismissal following a change in control, Mr. Posner will be entitled to six months of severance.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter (Exhibit 10.1 to this Current Report on Form 8-K) and incorporated herein by reference. The Company's press release announcing the appointment of Mr. Posner is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
10.1	Offer Letter between the Company and Brian Posner dated April 1, 2018
99.1	Press release dated April 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2018	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ James V. Caruso
Name: James V. Caruso
Title: President and Chief Executive Officer

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